SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                 --------------

                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934
                                 ---------------

Date of Report (Date of earliest event reported) :  January 27, 2003

     CREDIT SUISSE FIRST BOSTON MORTGAGE SECURITIES CORP. (as company under a Pooling and Servicing Agreement, dated as of December 1, 2001, providing for, inter alia, the issuance of CSFB Mortgage Pass-Through Certificates, Series 2001-S31)

               CREDIT SUISSE FIRST BOSTON MORTGAGE SECURITIES CORP.
             (Exact name of registrant as specified in its charter)


       Delaware                    333-61840-15                  13-3320910
State or Other Jurisdiction       (Commission               (IRS Employer
   of Incorporation )              File Number)            Identification No.)

11 Madison Ave.
New York, New York                                             10010
(Address of Principal Executive Offices)                      (Zip Code)

       Registrant's telephone number, including area code :(212)325-2000

                                       N/A
         (Former name or former address, if changed since last report.)

Item 5.   Other Events.

     This report and the attached exhibits is being filed with respect to the Registrant's CSFB Mortgage Pass-through Certificates, Series 2001-S31 (the "Certificates") pursuant to "no-action" positions taken by the Securities and Exchange Commission with respect to alternative means of satisfying the Registrant's reporting obligations under the Securities Exchange Act of 1934, as amended. The Certificates were issued, and this report and exhibits is being filed, pursuant to the terms of the Pooling and Servicing Agreement, dated as of December 1, 2001 among Credit Suisse First Boston Mortgage Securities Corp., as depositor, DLJ Mortgage Capital, Inc., as seller, Wilshire Credit Corporation, as servicer, Ocwen Federal Bank FSB, as servicer, and JPMorgan Chase Bank, as trustee.

     On January 27, 2003 distribution was made to the Certificateholders.Specific information with respect to the distributions is filed as Exhibit 99.1. No other reportable transactions or matters have occurred during the current reporting period.

Item 7.   Financial Statements and Exhibits.

          (a)   Not applicable.

          (b)   Not applicable.

          (c)   The following exhibits are filed as part of this report:

               Statement to Certificateholders on January 27, 2003 is filed as
               Exhibit 99.1 hereto.

SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                  JPMORGAN CHASE BANK, not in its
                                  individual capacity but solely as Trustee under the Agreement referred to herein




Date:  January 31, 2003          By:   /s/  Thomas M. Britt
                                        ---------------------------------------
                                        Thomas M. Britt
                                        Assistant Vice President

INDEX TO EXHIBITS


      Exhibit
      Number             Description of Exhibits

        99.1             Monthly Certificateholder Statement on
                         January 27, 2003

                                  Exhibit 99.1


             Monthly Certificateholder Statement on January 27, 2003



                    CSFB Mortgage Pass-Through Certificates, Series 2001-S31
                                Statement to Certificate Holders
                                      January 27, 2003


----------------------------------------------------------------------------------------------------------------------------------
                            DISTRIBUTION IN DOLLARS
----------------------------------------------------------------------------------------------------------------------------------
             ORIGINAL          BEGINNING                                                                                ENDING
               FACE           PRINCIPAL                                                    REALIZED      DEFERRED     PRINCIPAL
CLASS         VALUE            BALANCE         PRINCIPAL       INTEREST        TOTAL        LOSSES       INTEREST       BALANCE
----------------------------------------------------------------------------------------------------------------------------------
A_1      154,000,000.00   88,433,097.27    7,812,823.87    148,567.60    7,961,391.47     0.00            0.00       80,620,273.40
A_2      200,500,000.00   87,396,921.59   10,795,577.82    141,388.80   10,936,966.62     0.00            0.00       76,601,343.77
A_R              100.00            0.00            0.00          0.00            0.00     0.00            0.00                0.00
M_1       50,000,000.00   50,000,000.00            0.00    125,333.33      125,333.33     0.00            0.00       50,000,000.00
M_2       33,750,000.00   33,750,000.00            0.00    102,600.00      102,600.00     0.00            0.00       33,750,000.00
B         26,750,000.00   26,750,000.00            0.00    116,986.67      116,986.67     0.00            0.00       26,750,000.00
P                100.00          100.00            0.00    326,926.93      326,926.93     0.00            0.00              100.00
TOTALS   465,000,200.00  286,330,118.86   18,608,401.69    961,803.33   19,570,205.02     0.00            0.00      267,721,717.17

A_IO     195,300,000.00   77,600,000.00            0.00    452,666.67      452,666.67     0.00            0.00       71,800,000.00
X_1                0.00            0.00            0.00  1,333,261.94    1,333,261.94     0.00            0.00                0.00
X_2                0.00            0.00            0.00          0.00            0.00     0.00            0.00                0.00
----------------------------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------------------------
                     FACTOR INFORMATION PER $1000 OF ORIGINAL FACE                                          PASS-THROUGH RATES
---------------------------------------------------------------------------------------------------------   ----------------------
                        BEGINNING                                                             ENDING                    CURRENT
CLASS     CUSIP         PRINCIPAL          PRINCIPAL      INTEREST          TOTAL            PRINCIPAL       CLASS  PASS-THRU RATE
---------------------------------------------------------------------------------------------------------   ----------------------
A_1     22540VNK4    574.24089136  50.73262253        0.96472468        51.69734721       523.50826883       A_1     1.890000 %
A_2     22540VNL2    435.89487077  53.84328090        0.70518105        54.54846195       382.05158988       A_2     1.820000 %
A_R     22540VNN8      0.00000000   0.00000000        0.00000000         0.00000000         0.00000000       A_R     9.040600 %
M_1     22540VNP3  1,000.00000000   0.00000000        2.50666660         2.50666660     1,000.00000000       M_1     2.820000 %
M_2     22540VNQ1  1,000.00000000   0.00000000        3.04000000         3.04000000     1,000.00000000       M_2     3.420000 %
B       22540VNR9  1,000.00000000   0.00000000        4.37333346         4.37333346     1,000.00000000       B       4.920000 %
P       22540VNS7  1,000.00000000   0.00000000  ################   ################     1,000.00000000       P       9.594117 %
TOTALS               615.76343163  40.01805094        2.06839337        42.08644431       575.74538069

A_IO    22540VNM0    397.33742960   0.00000000        2.31780169         2.31780169       367.63952893       A_IO    7.000000 %
---------------------------------------------------------------------------------------------------------- ------------------------

IF THERE, ARE ANY QUESTIONS OR PROBLEMS WITH THIS STATEMENT PLEASE CONTACT THE ADMINISTRATOR LISTED BELOW:
                                  Thomas Britt
                     JPMorgan Chase Bank - Structured Finance Services
                            4 New York Plaza, 6th Floor
                            New York, New York 10004
                              Tel: (212) 623-4506
                               Fax: 212) 623-5930
                           Email: thomas.britt@chase.com


                                      -6-


Sec. 4.06(a)(i)       Principal Remittance Amount (Total)                                                      18,118,586.34
                                            Group 1                                                             7,579,088.70
                                            Group 2                                                            10,539,497.64

                      Scheduled Principal Payments (Total)                                                        208,256.69
                                            Group 1                                                                99,450.80
                                            Group 2                                                               108,805.89

                      Principal Prepayments (Total)                                                            17,516,702.84
                                            Group 1                                                             7,273,513.48
                                            Group 2                                                            10,243,189.36

                      Curtailments (Total)                                                                        213,037.97
                                            Group 1                                                               142,334.26
                                            Group 2                                                                70,703.71

                      Cutailment Interest Adjustments (Total)                                                         206.80
                                            Group 1                                                                   128.90
                                            Group 2                                                                    77.90

                      Repurchase Principal (Total)                                                                      0.00
                                            Group 1                                                                     0.00
                                            Group 2                                                                     0.00

                      Substitution Amounts (Total)                                                                      0.00
                                            Group 1                                                                     0.00
                                            Group 2                                                                     0.00

                      Net Liquidation Proceeds (Total)                                                             10,171.68
                                            Group 1                                                                10,171.68
                                            Group 2                                                                     0.00

                      Recoveries from Prior Loss Determinations (Total)                                           170,096.19
                                            Group 1                                                                53,379.05
                                            Group 2                                                               116,717.14

                      Other Principal Adjustments (Total)                                                             114.17
                                            Group 1                                                                   110.53
                                            Group 2                                                                     3.64

                      Gross Interest (Total)                                                                    3,103,654.73
                                            Group 1                                                             1,476,027.41
                                            Group 2                                                             1,627,627.32

                      Reimbursements of Non-Recoverable Advances Previously Made (Total)                           55,203.90
                                            Group 1                                                                34,802.18
                                            Group 2                                                                20,401.72

                      Recovery of Reimbursements Previously Deemed Non-Recoverable (Total)                              0.00
                                            Group 1                                                                     0.00
                                            Group 2                                                                     0.00

Prepayment Penalties  Number of Loans with Respect to which Prepayment Penalties were Collected (Total)                  153
                                            Group 1                                                                      100
                                            Group 2                                                                       53

                      Balance of Loans with Respect to which Prepayment Penalties were Collected (Total)        6,950,966.77
                                            Group 1                                                             3,462,958.25
                                            Group 2                                                             3,488,008.52

                      Amount of Prepayment Penalties Collected (Total)                                            326,926.13
                                            Group 1                                                               157,740.53
                                            Group 2                                                               169,185.60

Sec. 4.06(a)(iv)      Beginning Number of Loans Outstanding (Total)                                                    7,305
                                            Group 1                                                                    4,654
                                            Group 2                                                                    2,651

Sec. 4.06(iv)         Beginning Aggregate Loan Balance (Total)                                                295,630,122.87
                                            Group 1                                                           140,155,497.99
                                            Group 2                                                           155,474,624.88

                      Ending Number of Loans Outstanding (Total)                                                       6,916
                                            Group 1                                                                    4,416
                                            Group 2                                                                    2,500

                      Ending Aggregate Loan Balance (Total)                                                   277,021,721.17
                                            Group 1                                                           132,192,100.21
                                            Group 2                                                           144,829,620.96

Sec. 4.06(a)(v)       Servicing Fees including Loss Mitigation Fees and FSA Premium (Total)                       136,480.08
                                            Group 1                                                                60,925.58
                                            Group 2                                                                75,554.50

                      Trustee Fee (Total)                                                                           1,354.97
                                            Group 1                                                                   642.38
                                            Group 2                                                                   712.59



Sec. 4.06(vii)        Current Advances (Total)                                                                           N/A
                                            Group 1                                                                      N/A
                                            Group 2                                                                      N/A

                      Aggregate Advances (Total)                                                                         N/A
                                            Group 1                                                                      N/A
                                            Group 2                                                                      N/A

Section 4.06(viii)    Delinquent Mortgage Loans
                       Group 1
                                                                 Principal
                      Category              Number                Balance               Percentage
                      1 Month                        92             2,773,320.61                  2.10 %
                      2 Month                        51             1,615,632.10                  1.22 %
                      3 Month                       130             4,066,657.78                  3.08 %
                      Total                     273                 8,455,610.49                  6.40 %
                       Group 2
                                                                 Principal
                      Category              Number                Balance               Percentage
                      1 Month                        78             2,866,405.79                  1.98 %
                      2 Month                        34             2,002,527.46                  1.38 %
                      3 Month                        97             6,658,912.51                  4.60 %
                       Total                        209            11,527,845.76                  7.96 %
                       Group Totals
                                                                 Principal
                      Category              Number                Balance               Percentage
                      1 Month                       170             5,639,726.40                  2.04 %
                      2 Month                        85             3,618,159.56                  1.31 %
                      3 Month                       227            10,725,570.29                  3.87 %
                       Total                        482            19,983,456.25                  7.22 %
                      * Delinquent Bankruptcies are included in the table above.

                      Bankruptcies
                       Group 1
                                            Principal
                       Number               Balance                Percentage
                                47            1,310,447.12                  0.99 %
                       Group 2
                                            Principal
                       Number               Balance                Percentage
                                15              716,832.07                  0.49 %
                      Group Totals
                                            Principal
                       Number               Balance                Percentage
                                62            2,027,279.19                  0.73 %
                      * Only Current Bankruptcies are reflected in the table above.

                      Balance of Bankruptcies delinquent 31 to 60 days (Total)                                    499,954.47
                                            Group 1                                                               205,426.41
                                            Group 2                                                               294,528.06

                      * Above figures provided for calculation of Rolling Three Month Delinquency Rate.

                      Foreclosures
                       Group 1
                                            Principal
                       Number               Balance                Percentage
                                 5              187,290.48                  0.14 %
                       Group 2
                                            Principal
                       Number               Balance                Percentage
                                 4              137,689.97                  0.10 %
                      Group Totals
                                            Principal
                       Number               Balance                Percentage
                                 9              324,980.45                  0.12 %

Section 4.06(xi)      REO Properties
                       Group 1
                                            Principal
                       Number               Balance                Percentage
                                 0                    0.00                  0.00 %
                       Group 2
                                            Principal
                       Number               Balance                Percentage
                                 0                    0.00                  0.00 %
                      Group Totals
                                            Principal
                       Number               Balance                Percentage
                                 0                    0.00                  0.00 %



Section 4.06(xii)     Current Realized Losses (Total)                                                             659,911.55
                                            Group 1                                                               437,688.13
                                            Group 2                                                               222,223.42

                      Cumulative Realized Losses - Reduced by Recoveries (Total)                                9,581,113.30
                                            Group 1                                                             2,471,144.49
                                            Group 2                                                             7,109,968.81

Sec. 4.06(xv)         Insured Payments (Total)                                                                          0.00
                                            Group 1                                                                     0.00
                                            Group 2                                                                     0.00

Trigger Event         Trigger Event Occurrence (Is Rolling 3 Month Delinquency Rate > 13.5% of Sr. Enhancement%?)            NO
                      Rolling 3 Month Delinquency Rate                                                                5.24567 %
                      Sr. Enhancement Percentage x 13.5%                                                              5.83875 %
                                            OR
                      (Does Cumulative Loss % of Orig. Agg. Collateral Bal. exceed Cumulative Loss Limit?)
                      Cumulative Loss % of Original Aggregate Collateral Balance                                      2.06045 %
                      Cumulative Loss Limit                                                                           4.75000 %

O/C Reporting         Targeted Overcollateralization Amount                                                        9,300,004.00
                      Ending Overcollateralization Amount                                                          9,300,004.00
                      Ending Overcollateralization Deficiency                                                              0.00
                      Overcollateralization Release Amount                                                                 0.00
                      Monthly Excess Interest                                                                      1,823,071.91
                      Payment to Class X-1                                                                         1,333,261.94



                                                Copyright 2001 J.P. Morgan Chase & Co. All rights reserved.
